PROSPECTUS SUPPLEMENT

DATED MAY 15, 2025 FOR

CERTAIN VARIABLE LIFE POLICIES

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated:

1.	April 25, 2025, Flexible Solutions® VUL (2018) Variable Life Insurance Policy, issued through The Guardian Separate Account N;

2.	May 1, 2019 for Flexible Solutions® VUL III issued through The Guardian Separate Account N;

3.	May 1, 2018 for Executive Benefits VUL issued through The Guardian Separate Account N

4.	May 1, 2001 for Park Avenue Variable Universal Life (VUL) — 97 Form issued through The Guardian Separate Account M;

5.	April 30, 2012 for the Park Avenue Life (PAL) 95 Variable Whole Life Insurance Policy issued through The Guardian Separate Account K;

6.	April 30, 2012 for the Park Avenue Life (PAL) 97 Variable Whole Life Insurance Policy issued through The Guardian Separate Account K;

7.	April 30, 2014 for Flexible Solutions Variable Universal Life Gold issued through The Guardian Separate Account N;

8.	May 1, 2008 for Flexible Solutions Variable Universal Life issued through The Guardian Separate Account N;

9.	May 1, 2006 for Park Avenue Variable Universal Life (VUL) — Millennium Series issued through The Guardian Separate Account N;

10.	May 1, 2008 for Park Avenue Survivorship Variable Universal Life (SVUL) — Millennium Series issued through The Guardian Separate Account N; and

11.	May 1, 2006 for Park Avenue Life Millennium Series Variable Life Insurance Policy (PAL Millennium) issued through The Guardian Separate Account K.

The Board of Trustees of Victory Portfolios has approved a Plan of Liquidation for the Victory Sophus Emerging Markets Fund (the “Portfolio”). The Portfolio will liquidate and dissolve on or about June 27, 2025, (the “Liquidation Date”) and will no longer be an available investment allocation option.

Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your allocations of policy value to any other available variable investment options offered under the terms of your policy. Any policy value in the Policy that is allocated to the Portfolio at the close of business on the Liquidation Date will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2) (the “Fund”). For 30 days following the Liquidation Date, you may transfer a portion or the entire amount of any of your accumulation value transferred to the Fund to any other available variable investment options free of charge. Transfers made due to the closure and liquidation of the Portfolio will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your policy.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in Good Order by mail to The Guardian Insurance & Annuity Company, Inc., Individual Markets, at P. O. Box 981588, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79998-1588 (overnight mail), sending an email to GIAC_CRU@glic.com or by calling 1-888 GUARDIAN (1-888-482-7432).

To obtain a copy of the prospectus for the Fund or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above.

You will not incur any fees or charges or any tax liability because of the liquidation. After the liquidation you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Portfolio to the subaccount that invests in the Fund.

Further, on and after the Liquidation Date, certain administrative programs will be impacted. Specifically:

•	Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Liquidation Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

•	Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Liquidation Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

•	Premium Allocation Instructions: If you have premium allocation instructions on file that include the Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Policy is in-force.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE

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